                           JOINT FIULING AGREEMENT



       The undersigned, together with the Reporting Persons, as such term is used in Amendment No. 8 to Schedule 13D, hereby agree, pusuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, that Amendment No. 9 to
Schedule 13D, to which this Agreement is attachd as an exhibit, is filed on behalf of each of them.

      This agreement may be executed in one or more counterparts, which together shall constitute a single agreement.

      Dated March 11, 1997

                                 U.S. BANK, SUCCESSOR TRUSTEE, UA. DTD 9/13/68 WITH LYNDA SUE SKAGGS (BALUKOFF) THE LYNDA SUE SKAGGS (BALUKOFF) PERSONAL TRUST


                                 By:         /s/ Michael W. Sullivan
                                     -----------------------------------------
                                      Name:  Michael W. Sullivan
                                      Title:  Vice President



                                 U.S. BANK, SUCCESSOR TRUSTEE UA DTD 2/2/66 WITH VIVIAN SKAGGS ARMSTRONG FOR THE BENEFIT OF LYNDA SUE SKAGGS (BALUKOFF)


                                 By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                      Name: Michael W. Sullivan
                                      Title:  Vice President

                                U.S. BANK, SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF DAVID P. LANGTON LIFETIME TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF DAVID PAUL LANGTON, AGE 30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF MELISSA RAE LANGTON LIFETIME TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President


                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF MELISSA RAE LANGTON, AGE 30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President

                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF SHERRI LYN BALUKOFF LIFETIME TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF SHERRI LYN BALUKOFF, AGE 30 TRUST


                                By:         /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF JENIFER BALUKOFF LIFETIME TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF JENIFER BALUKOFF, AGE 30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President

                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF ANTHONY JOSEPH BALUKOFF, JR.
                                LIFETIME TRUST


                                By:         /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF ANTHONY JOSEPH BALUKOFF, JR., AGE
                                30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF STEPHEN R. BALUKOFF LIFETIME TRUST


                                By:         /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/93 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF STEPHEN R. BALUKOFF, AGE 30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President

                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF KAREN MARIE BALUKOFF LIFETIME
                                TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President


                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF KAREN MARIE BALUKOFF, AGE 30 TRUST


                                By:         /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF SAM ALYN BALUKOFF LIFETIME TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President



                                U.S. BANK, AS SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH VIVIAN SKAGGS ARMSTRONG FOR THE
                                BENEFIT OF SAM ALYN BALUKOFF, AGE 30 TRUST


                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President

                                U.S. BANK, AS TRUSTEE, UA DTD 2/13/97 WITH LINDA SUE SKAGGS BALUKOFF, THE BALUKOFF
                                CHARITABLE REMAINDER TRUST

                                By:          /s/ Michael W. Sullivan
                                     -----------------------------------------
                                     Name: Michael W. Sullivan
                                     Title:  Vice President